SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:	February 28, 2004
Date of Earliest Event Reported:	February 25, 2004

VERDISYS, INC.

(Exact Name of Registrant as Specified in its Charter)

California	333-64122	22-3755993

(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

25025 I-45 North, Suite 525
The Woodlands, Texas 77380

(Address of Principal Executive Offices)

(281) 364-6999

Registrants Telephone Number

(Former Name or Address of Registrant)

Verdisys, Inc. Report on Form 8-K

Item 5. Other Events

Verdisys, Inc, at its option, files the following information, which is deemed of interest to security holders:

Licensing Agreement, Second Amendment, by and between Verdisys, Inc. and Carl W. Landers; re:
proprietary well enhancement techniques, device, technology and methods; dated February 25, 2004.

Item 7. Exhibits

Verdisys, Inc. incorporates by reference the following:
Verdisys, Inc.’s Report on Form 8-K, with exhibits thereto, filed with the Securities and Exchange
Commission on October 6, 2003:
Exhibit 99.1	License Agreement by and between Verdisys, Inc. and Carl W. Landers;
re: proprietary well enhancement techniques, device, technology and methods;
dated April 24, 2003.
Exhibit 99.2	Amendment to License Agreement between Verdisys, Inc. and Carl W. Landers;
re: proprietary well enhancement techniques, device, technology and methods;
dated September 3, 2003.

Verdisys, Inc. provides herewith the following exhibit:
Exhibit 99.1	Second Amendment to License Agreement by and between Verdisys, Inc. and
Carl W. Landers; re: proprietary well enhancement techniques, device, technology and methods; dated February 25, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDISYS, INC.

Date: February 28, 2004	By:	\s\	Dr. Ron Robinson, CEO

Dr. Ron Robinson
Chief Executive Officer

Date: February 28, 2004	By:	\s\	John O’Keefe, CFO

John O’Keefe, Chief Financial Officer